HII TECHNOLOGIES, INC.

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter “Subscriber”) hereby confirms his/her/its subscription for the purchase of units (“Units”) of HII Technologies, Inc., a Delaware corporation (the “Company”), on the terms described below, with each Unit consisting of:

(a)

One share (collectively, the “Shares”) of Series A Convertible Preferred Stock of the Company, par value $0.001 per share with the rights, preferences and privileges set forth on Exhibit A hereto (the “Preferred Stock”), convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a conversion price of $0.70 per share.  The Shares of Common Stock underlying each share of Preferred Stock are herein referred to as the “Conversion Shares;” and

(b)

A warrant in the form attached hereto as Exhibit B (collectively, the “Warrants”) to purchase, at any time prior to the third anniversary of the date of issuance of the Warrant, fivc hundred fifty (500) shares of Common Stock at the exercise price of $1.00 per whole share of Common Stock (the “Warrant Exercise Price”).  The shares of Common Stock underlying each Warrant are referred to herein as the “Warrant Shares.”

The Units, the Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares are sometimes referred to collectively herein as the “Securities.”

In connection with this subscription, Subscriber and the Company agree as follows:

1.

Purchase and Sale of the Units.

(a)

The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, a number of Units at a price equal to $1,000 per Unit (the “Unit Price”) and for the aggregate subscription amount set forth on the signature page hereto.  Upon acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber a share certificate and a warrant certificate evidencing the applicable number of Shares and Warrants subscribed for against payment in U.S. Dollars of the Purchase Price (as defined below).

(b)

Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price (the “Purchase Price”) set forth on the signature page hereof required to purchase the Units subscribed for hereunder which amount has been paid in U.S. Dollars by cash, wire transfer or check, subject to collection, to the order of “HII Technologies, Inc.”

(c)

Subscriber understands and acknowledges that this subscription is part of a proposed offering by the Company of up to $3,000,000 of Units (the “Offering”).  If a subscription is not accepted, whether in whole or in part, the subscription funds held therein will be returned to the investor without interest or deduction.

2.

Covenants, Representations and Warranties of Subscriber.  Subscriber covenants with, and represents and warrants to, the Company and Placement Agent as follows:

(a)

Subscriber is an “accredited investor” as defined by Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Act”), and Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Company and has the capacity to protect Subscriber’s own interests.

(b)

Subscriber understands that the Securities are not presently registered, but Subscriber is entitled to certain rights with respect to the registration of the Conversion Shares and the Warrant Shares (see Section 5 below).

(c)

Subscriber acknowledges and understands that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of the Securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

(d)

Subscriber acknowledges the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available.  Subscriber is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of common stock purchased in a private placement subject to the satisfaction of certain conditions.

(e)

The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company’s Form 10-K for the year ended December 31, 2013 and all periodic reports as filed with the Commission subsequent thereto (hereinafter referred to as the “Reports”).  In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.  Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber.

(f)

Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement.  This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(g)

Subscriber has carefully considered and has discussed with the Subscriber’s professional legal, tax, accounting and financial advisors, to the extent Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber.  Subscriber relies solely on such advisors and not on any statements or representations of the Company or any of its agents.  Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liabilities which may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

(h)

This Subscription Agreement does not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(i)

There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s properties before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

(j)

Subscriber acknowledges the Securities are speculative and involve a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of his/her/its investment.

(k)

Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

(l)

Subscriber is aware the Securities are and will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.

(m)

Subscriber understands any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefore shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN

EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

(n)

Because of the restrictions imposed on resale, Subscriber understands the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company’s intention to do so.  Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act.

(r)

Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision.

(o)

Subscriber represents: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford the complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

(p)

Subscriber understands the Company shall have the unconditional right to accept or reject each subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds).  No subscription will be binding upon the Company until accepted by an authorized officer of the Company. In the event the subscription is rejected, Subscriber’s subscription funds will be returned without interest thereon or deduction therefrom.

(q)

Subscriber represents that Subscriber is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

(r)

Subscriber has carefully read this Subscription Agreement, the Certificate of Designation (Exhibit A) relating to the Preferred Stock, and the Warrant (Exhibit B).

(s)

No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities, Subscriber is not relying upon any representations other than those contained in this Subscription Agreement.

(t)

If Subscriber is a trust, this investment, together with all other securities of the Company held by the trust, does not exceed 10% of the trust assets.

3.

Covenants, Representations and Warranties of the Company.  The Company covenants with, and represents and warrants to, Subscriber as follows:

(a)

The Company is duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware.

(b)

The Company has all such corporate power and authority to enter into, deliver and perform this Subscription Agreement and the Warrant.

(c)

All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement and the Warrant by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement and the Warrant.  This Subscription Agreement and the Warrant have been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(d)

The Company is authorized to issue (i) 250,000,000 shares of Common Stock of which, as of the date of this Agreement, 49,118,556 shares were issued and outstanding and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, of which, as of the date of this Agreement, no shares were issued and outstanding.  All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights.

(e)

The Reports contain all the information required to be disclosed therein as of their respective dates.   The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

(f)

As of the date hereof, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the Company's knowledge threatened, with respect to the Company, or its respective operations, businesses, properties, or assets, or such as individually or in the aggregate do not now have and will not, to the best knowledge of the Company, in the future have a material adverse effect upon the operations, business, properties or assets of the Company.

(g)

Assuming the representations and warranties of the Subscribers in Section 2 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and the Transaction Documents will violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any  material respect) of a material nature under (A) the articles or certificate of incorporation, charter or bylaws of the Company or (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its affiliates.

(h)

The Units (and component parts) to be issued and sold to the undersigned as provided in this Subscription Agreement have been duly authorized and when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable.  The Shares of the Preferred Stock are convertible into Common Stock and the shares of Common Stock issuable upon conversion of the Preferred Stock have been duly authorized and when issued and delivered upon exercise and due payment therefor will be validly issued, fully paid and non-assessable.  The Warrants are exercisable for Common Stock and the shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and when issued and delivered upon exercise and due payment therefor will be validly issued, fully paid and non-assessable.  The Company has reserved sufficient shares of Common Stock to be issued upon conversion of the Preferred Stock and exercise of the Warrants.

(i)

So long as the Company is a reporting company under the Securities and Exchange Act of 1934, as amended, the Company shall provide for the transfer, upon request of the Subscriber, or removal of any legends on the Securities, all as may be allowed in accordance with SEC Rule 144, and provide any required opinions of counsel to the Company’s transfer agents, at no cost to Subscriber.

4.

Indemnification.  Subscriber agrees to indemnify and hold harmless the Company, the Placement Agent, and their respective officers, directors, employees, shareholders, agents representatives and affiliates, and any person acting on behalf of the Company from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company.  All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

5.

Registration Rights Granted to Subscriber.

(a)

If the Company determines to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans on Form S-8 (or any successor form) or (ii) a registration relating solely to a Commission Rule 145 transaction on Form S-4 (or any successor form), the Company will:  include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, the Conversion Shares underlying the Preferred Stock and the Warrant Shares underlying the Warrants delivered pursuant to this

Agreement, subject to any reductions required due to the SEC’s interpretation of Rule 415 of the Securities Act.

(b)

If, in connection with the underwritten public offering by the Company the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities proposed to be sold by the buyer’s in such public offering; and (ii) second, the common stock requested to be included in such registration, pro rata among the Subscribers and the other selling stockholders based on the ratio of the number of shares of common stock that each such selling stockholder has requested that the Company  include in such registration over the total number of shares of common stock requested to be included in such registration. Each Subscriber agrees, if requested by the managing underwriter(s) for any such offering, to execute a lock up agreement in connection with any such registration for a period of the date of filing of such registration statement and ending 90 days after effectiveness of said registration statement

(c)

Each Subscriber agrees, if requested by the Company, to execute the form of registration rights agreement entered into among any security holders giving rise to Subscriber’s rights set forth in Section (a) above.

6.

Patriot Act Compliance. (Terms used in this section are defined in paragraph (d) below.)

To induce the Company to accept the undersigned’s investment, the undersigned hereby makes the following representations, warranties and covenants to the Company:

(a)

The undersigned represents and warrants that no holder of any beneficial interest in the undersigned’s equity securities of the Company (each a “Beneficial Interest Holder”) and, no Related Person (in the case the undersigned is an entity) is or will be:

(1)

A person or entity whose name appears on the list of specially designated nationals and blocked persons maintained by the Office of Foreign Asset Control from time to time;

(2)

A Foreign Shell Bank; or

(3)

A person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction.

(b)

The undersigned represents that the bank or other financial institution (the “Wiring Institution”) from which the undersigned’s funds will be wired is located in a FATF Country.

(c)

The undersigned represents that:

(1)

Neither it, any Beneficial Interest Holder nor any Related Person (in the case of the undersigned is an entity) is a Senior Foreign Political Figure, any member of a Senior Foreign Political Figure’s Immediate Family or any Close Associate of a Senior Foreign Political Figure;

(2)

Neither it, any Beneficial Interest Holder nor any Related Person (in the case the undersigned is an entity) is resident in, or organized or chartered under the laws of, a jurisdiction designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns; and

(3)

Its investment funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

(d)

Definitions:

Close Associate: With respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

FATF: The Financial Action Task Force on Money Laundering.

FATF Country: A country that is a member of FATF.  As of September 1, 2003, the countries which are members of FATF are: Argentina; Australia; Austria; Belgium; Brazil; Canada; Denmark; Finland; France; Germany; Greece; Hong Kong; Iceland; Ireland; Italy; Japan; Luxembourg; Mexico; Kingdom of the Netherlands; New Zealand; Norway; Portugal; Singapore; South Africa; Spain; Sweden; Switzerland; Turkey; United Kingdom and United States.  For a current list of FATF members see http://www1.oecd.org/fatf/Members_en.htm.

Foreign Bank: An organization which (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

Foreign Shell Bank: A Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

Government Entity: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

Immediate Family: With respect to a Senior Foreign Political Figure, typically includes the political figure’s parents, siblings, spouse, children and in-laws.

Non-Cooperative Jurisdiction: Any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur.  See http://www1.oecd.org/fatf/NCCT_en.htm for FATF’s list of non-cooperative countries and territories.

Physical Presence: A place of business maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis; (b) maintains operating records related to its banking activities; and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

Publicly Traded Company: An entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity.

Qualified Plan: A tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer organized in the U.S. or is a U.S. Government Entity.

Regulated Affiliate: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union or Foreign Bank.

Related Person: With respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term “Related Person” shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan.

Senior Foreign Political Figure: A senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation.  In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

USA PATRIOT Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001 (Pub. L. No. 107-56).

8.

Independent Nature of Investor’s Obligations and Rights.

            The obligations of the Subscriber under this Agreement and any other documents delivered in connection herewith and therewith (collectively, the “Transaction Documents”) are several and not joint with the obligations of any other purchaser of Units, and the Subscriber is not responsible in any way for the performance of the obligations of any other purchaser of Units under any Transaction Document.  The decision of the Subscriber to purchase Units pursuant to the Transaction Documents has been made by the Subscriber independently of any other purchaser of Units.  Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Units pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Units are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Subscriber acknowledges that no other purchaser of Units has acted as agent for the Subscriber in connection with making its investment hereunder and that no other purchaser of Units will be acting as agent of the Subscriber in connection with monitoring its investment in the Units or enforcing its rights under the Transaction Documents.  The Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Units to be joined as an additional party in any proceeding for such purpose.

9.

Miscellaneous.

(a)

Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b)

Subscriber agrees that Subscriber cannot cancel, terminate or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors and permitted assigns.

(c)

Subscriber has read and accurately completed this entire Subscription Agreement.

(d)

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(f)

Subscriber acknowledges it has been advised to consult with his/her/its own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.  Subscriber understands and agrees that Subscriber has not been represented in this transaction by counsel to the Company.

(g)

Any notice or other document required or permitted to be given or delivered to the Subscriber shall be in writing and sent: (i) by registered or certified mail with return receipt requested (postage prepaid) or (ii) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:

HII Technologies, Inc.

710 N. Post Oak Road, Suite 400

Houston, Texas 77024

Attn.: Matthew C. Flemming, Chief Executive Officer

If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as it shall have specified to the Company in writing.

(h)

Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof.  No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(i)

This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Texas, as such laws are applied by the Texas Courts (as defined below) except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

(j)

Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in state or federal courts located in City of Houston, State of Texas (the “Texas Courts”).  The parties hereto hereby: (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consent to the jurisdiction of the applicable Texas Court in any such suit, action or proceeding.  The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Texas Courts and agree that service of process upon a party mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

(k)

If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(l)

The parties understand and agree money damages would not be a sufficient remedy for any breach of the Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach.  Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(m)

All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(n)

This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature Pages Follow]

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$______________________($1,000 per Unit)	___________________________________
Total Purchase Price	Number of Units

____________________________________	___________________________________
Print or Type Name	Print or Type Name (Joint-owner)

____________________________________	___________________________________
Signature	Signature (Joint-owner)

___________________________________	__________________________________
Date	Date (Joint-owner)

____________________________________	___________________________________
IRS Taxpayer Identification Number	IRS Taxpayer Identification Number (Joint-owner)

___________________________________	____________________________________
Address	Address (Joint-owner)

___________________________________	____________________________________
Telephone Number	Telephone Number

___________________________________	____________________________________
Fax Number	Fax Number

___________________________________	____________________________________
E-mail Address	E-mail Address

Type of Ownership

Individual

Tenants in common

Joint tenants with right of survivorship

Community property (check only if resident of community property state)

Other (please specify:____________________)

Wiring Instructions:

Bank Name:
ABA #:
Tel Number:
Address:
Acct #:
Acct. Name:
Reference:	Preferred Stock and Warrant Financing -- HII Technologies, Inc.

Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$ ______________________($1,000 per Unit)

_____________________________

   Total Purchase Price

Number of Units

_____________________________________________________________________________

Print or Type Name of Entity

______________________________________________________________________________

Address

______________________________

Telephone Number

______________________________

Fax Number

______________________________

Email Address

____________________________________

____________________________________

Taxpayer I.D. No. (if applicable)

Date

By: ____________________________________

____________________________________

Signature: Name:

Print or Type Name and Indicate

 Title:

Title or Position with Entity

____________________________________

____________________________________

Signature (other authorized signatory)

Print or Type Name and Indicate

Title or Position with Entity

Type of Ownership

Individual

Tenants in common

Joint tenants with right of survivorship

Community property (check only if resident of community property state)

Other (please specify:____________________)

All subscriptions from partnerships, corporations, trusts or limited liability companies must be accompanied by resolutions of the appropriate corporate authority (board of directors, trustee or managing partner or members, as applicable) and trust documents evidencing the authorization and power to make the subscription.

Wiring Instructions:

Bank Name:
ABA #:
Tel Number:
Address:
Acct #:
Acct. Name:
Reference:	Preferred Stock and Warrant Financing -- HII Technologies, Inc.

SUBSCRIPTION ACCEPTANCE BY HII TECHNOLOGIES, INC.

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

HII Technologies, Inc.

By:  __________________________________

       Name: _____________________________

       Title: _______________________________

Date: _______________________, 2014

EXHIBIT A

Certificate of Designation of Series A Preferred Stock

(see attached)

EXHIBIT B

Form of Warrant

(see attached)